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EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of McRae Industries, Inc. (the "Company") on Form 10-K for the fiscal year ending August 3, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, D. Gary McRae, President and CEO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/D. Gary McRae
---------------------------
D. Gary McRae
President and CEO
October 31, 2002

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